Exhibit  10.6  Agreement between Knight Fuller, Inc., Celtron International, Inc. and PayCell, Inc. dated September 10, 2004

ACQUISITION AGREEMENT

THIS AGREEMENT (hereinafter “the Agreement”), is made and entered into as of the 10th day of September, 2004, by and between CELTRON INTERNATIONAL, INC., a Nevada Corporation (“Celtron”),  KNIGHT FULLER, INC., a Delaware corporation (“Knight Fuller”) and PAYCELL, INC.,  a California corporation (hereinafter “PayCell”), and provides as follows:

1.  RECITALS:

This agreement is made and entered into with reference to the following facts and circumstances:

A. Knight Fuller is a publicly held Delaware corporation, with authorized share capital of 100 million common shares and 100 preferred shares, and issued and outstanding share capital of  675,233 common shares and 100 preferred shares.  Knight Fuller’s common stock is currently quoted on the National Quotation Bureau’s Pink Sheets under the trading symbol, “KNTF.”

B.  PayCell is a California corporation, wholly owned by Celtron International, Inc., a publicly held Nevada corporation, with authorized share capital of 100,000,000 shares and 1,000 shares outstanding.  Celtron’s common stock is quoted on the over-the-counter bulletin board under the trading symbol, “CLTR.”

NOW, THEREFORE, in exchange for good and valuable consideration, the parties agree as follows:

1.  ACQUISITION OF COMMON STOCK OF PAYCELL

A.  At the closing of this Agreement, Celtron shall transfer to Knight Fuller, common stock representing 100% of the outstanding common stock of PayCell, in exchange for the issuance of 10,000,000 shares of Knight Fuller common stock.

B.  PayCell’s assets at the time of closing shall include all intellectual property and rights to develop, operate, manage and exploit PayCell’s business of mobile cellular credit card terminal systems in North and South America, Asia and the Pacific Rim, with no payment of royalties to Celtron.  A schedule of assets of PayCell is attached hereto as Schedule 1.

2.  CONDITIONS PRECEDENT TO PAYCELL’S PERFORMANCE

The acquisition of PayCell stock is conditioned upon the following:

A.  The representations and warranties contained in this agreement shall have been true in all material respects when made, and, in addition, shall be true and correct in all material respects as of the Closing Date, except for representations and warranties specifically relating to a time or times other than the Closing Date (which shall be true and correct in all material respects at such time or times) and except for changes contemplated and permitted by this Agreement, with the same force and effect as if made as of the Closing Date.  Knight Fuller shall have performed or complied in all material respects with all terms, agreements, and covenants and conditions required by this Agreement to be performed by it or prior to the Closing Date.

B.  PayCell shall have received approval of its board of directors for this transaction, and its sole shareholder, Celtron International, Inc.

3.  CONDITIONS PRECEDENT TO KNIGHT FULLER’S PERFORMANCE

The issuance Knight Fuller stock is conditioned on the following:

A.  The representations and warranties contained in this agreement shall have been true in all material respects when made, and, in addition, shall be true and correct in all material respects as of the Closing Date, except for representations and warranties specifically relating to a time or times other than the Closing Date (which shall be true and correct in all material respects at such time or times) and except for changes contemplated and permitted by this Agreement, with the same force and effect as if made as of the Closing Date. PayCell  shall have performed or complied in all material respects with all terms, agreements, and covenants and conditions required by this Agreement to be performed by it or prior to the Closing Date.

B.  Knight Fuller shall have received the approval of its board of directors for this transaction.

1.

REPRESENTATIONS AND WARRANTIES OF PAYCELL

PayCell hereby represents and warrants to Knight Fuller as follows:

A.  PayCell is a corporation, formed and in good standing under the laws of the state of California, with 100,000,000 shares authorized and 1,000 shares outstanding, and has the full power, right and authority to make, execute, deliver and perform this Agreement and all other instruments and documents required or contemplated hereunder, and to take all steps and to do all things necessary and appropriate to consummate the transactions contemplated herein.  Such execution, delivery and performance of this Agreement and all other instruments and documents to be delivered hereunder have been duly authorized by all necessary corporate action on the part of PayCell, and will not contravene or violate or constitute a breach of the terms of its Articles of Incorporation, founding documents,  or By-Laws, or conflict with, result in a breach of, or entitle any party to terminate or call a default with respect to any instrument or decree to which either is bound or any contract or any instrument, judgment, order, decree, law, rule or regulation applicable to it.  Neither PayCell nor any of its officers or directors is a party to, or subject to, or bound by any judgment, injunction, or decree of any court or governmental authority or agreement which may restrict or interfere with its performance of this Agreement.  This Agreement has been duly executed and delivered and constitutes, and the other instruments and documents to be delivered by PayCell and will constitute, the valid and binding obligations of it, enforceable against it in accordance with their respective terms.

B.  Except as otherwise set forth herein, no consent of any party to any contract or arrangement to which PayCell is a party or by which either is bound is required for the execution, performance, or consummation of this Agreement.

C.  There are no actions, suits, proceedings, orders, investigations or claims pending or, to either PayCell’s knowledge, threatened against it, at law or in equity, or before any federal, state or other governmental body.

D.  The representations and warranties contained in this Section will be accurate, true and correct, in all respects, on and as of the date of Closing as though made at such date in identical language.

E.  All of PayCell’s assets are free and clear of security interests, liens, pledges, charge and encumbrances, equities or claims, except those obligations to shareholders and others as reported on its financial statements.

F.  Neither PayCell,  nor any of its members has ever been convicted of any felony or misdemeanor offense involving moral turpitude; nor have they been the subject of any temporary or permanent restraining order resulting from unlawful transactions in securities; nor are they now, or have they ever been, a defendant in any lawsuit alleging unlawful business practices or the unlawful sale of securities; nor have they been the debtor in any proceedings, whether voluntary or involuntary, filed in the U.S. Bankruptcy Court.

        G.  The execution, delivery and performance of this agreement by PayCell do not require the consent, waiver, approval, license or authorizations of any person or public authority which has not been obtained, does not violate, with or without the giving of notice or the passage of time or both, any law applicable to PayCell, and does not conflict with or result in a breach or termination of any provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of PayCell.

        H.  PayCell has complied with all laws, ordinances, regulations and orders which have application to its business, the violation of which might have a material adverse effect on its financial condition or results of operations, and possesses all governmental licenses and permits material to and necessary for the conduct of its business, the absence of which might have a material adverse effect on its financial condition or results of operations.  All such licenses and permits are in full force and effect, no violations are or have been recorded in respect of any such licenses or permits, and no proceeding is pending or threatened to revoke or limit any such licenses or permits.

5.  REPRESENTATIONS AND WARRANTIES OF CELTRON

Celtron hereby represents and warrants to Knight Fuller as follows:

A.  Celtron is a corporation, formed and in good standing under the laws of the state of Nevada, with 100,000,000 common shares authorized and 29,414,975 common shares outstanding as of June 30, 2004, and has the full power, right and authority to make, execute, deliver and perform this Agreement and all other instruments and documents required or contemplated hereunder, and to take all steps and to do all things necessary and appropriate to consummate the transactions contemplated herein.  Such execution, delivery and performance of this Agreement and all other instruments and documents to be delivered hereunder have been duly authorized by all necessary corporate action on the part of Celtron, and will not contravene or violate or constitute a breach of the terms of its Articles of Incorporation, founding documents,  or By-Laws, or conflict with, result in a breach of, or entitle any party to terminate or call a default with respect to any instrument or decree to which either is bound or any contract or any instrument, judgment, order, decree, law, rule or regulation applicable to it.  Neither Celtron nor any of its officers or directors is a party to, or subject to, or bound by any judgment, injunction, or decree of any court or governmental authority or agreement which may restrict or interfere with its performance of this Agreement.  This Agreement has been duly executed and delivered and constitutes, and the other instruments and documents to be delivered by Celtron and will constitute, the valid and binding obligations of it, enforceable against it in accordance with their respective terms.

       B.  Celtron understands that the Knight Fuller shares not been registered under the Securities Act of 1933 (the “Securities Act”), nor qualified under the securities laws of any other jurisdiction, (B) the Knight Fuller shares constitute "restricted securities" for purposes of the

Securities Act, (C) there are restrictions on reselling of the Knight Fuller shares unless they subsequently are registered under the Securities Act and qualified under applicable state securities laws, unless Buyer determines that exemptions from such registration and qualification requirements are available.

        C.  The Knight Fuller Shares to be acquired by Celtron pursuant to this Agreement will be acquired for Celtron’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and will not be disposed of in violation of the Securities Act or any applicable state securities laws.

 D.  Celtron is an "accredited investor" within the meaning of Regulation D under the Securities Act.   Celtron has reviewed all of the publicly available information regarding the financial condition of Knight Fuller, Inc.

       6.  REPRESENTATIONS AND WARRANTIES OF KNIGHT FULLER

Knight Fuller hereby represents and warrants as follows:

       A.  Knight Fuller  is a corporation duly formed and validly existing and in good standing under the laws of the state of Delaware, it has all necessary corporate powers to own its properties and carry on its business as now owned and operated by it, and is in good standing in every jurisdiction in which failure to qualify would have a material adverse affect on its business and financial condition, and has the corporate power to enter into and perform this agreement, subject only to the approval of its shareholders.

       B.  Knight Fuller  has the full corporate power, right and authority to make, execute, deliver and perform this Agreement and all other instruments and documents required or contemplated hereunder, and to take all steps and to do all things necessary and appropriate to consummate the transactions contemplated herein.  Such execution, delivery and performance of this Agreement and all other instruments and documents to be delivered hereunder have been duly authorized by all necessary corporate action on the part of Knight Fuller , and will not contravene or violate or constitute a breach of the terms of either of its Articles of Incorporation, founding documents,  or By-Laws, or conflict with, result in a breach of, or entitle any party to terminate or call a default with respect to any instrument or decree to which either is bound or any contract or any instrument, judgment, order, decree, law, rule or regulation applicable to it.  Knight Fuller is not a party to, or subject to, or bound by any judgment, injunction, or decree of any court or governmental authority or agreement which may restrict or interfere with its performance of this Agreement.  This Agreement has been duly executed and delivered and constitutes, and the other instruments and documents to be delivered by Knight Fuller hereunder will constitute, the valid and binding obligations of it, enforceable against it in accordance with their respective terms.

       C.  Except as otherwise set forth herein, no consent of any party to any contract or arrangement to which Knight Fuller is a party or by which it is bound is required for the execution, performance, or consummation of this Agreement.

       D.  The representations and warranties contained in this Section will be accurate, true and correct, in all respects, on and as of the date of Closing as though made at such date in identical language.

       E.  All of Knight Fuller’s assets are free and clear of security interests, liens, pledges, charge and encumbrances, equities or claims, except those obligations to shareholders and others as reported on its financial statements.

       F.  The shares of Knight Fuller  being transferred pursuant to this agreement will be validly and legally issued and not subject to any security interests, liens, pledges, charges, encumbrances or proxies of any kind.

       G.  Neither Knight Fuller , nor any of its officers and directors has ever been convicted of any felony or misdemeanor offense involving moral turpitude; nor have they been the subject of any temporary or permanent restraining order resulting from unlawful transactions in securities; nor are they now, or have they ever been, a defendant in any lawsuit alleging unlawful business practices or the unlawful sale of securities; nor have they been the debtor in any proceedings, whether voluntary or involuntary, filed in the U.S. Bankruptcy Court.

       H.  The authorized share capital of Knight Fuller consists of 100,000,000 million shares of  common class stock, of which approximately 675,233 are issued and outstanding, and 100 shares of preferred stock, all of which are issued and outstanding, and  owned, beneficially and of record by Knight Fuller’s shareholders and no other share capital of Knight Fuller  is issued and outstanding.  There are no subscriptions, options or other agreements or commitments, obligating Knight Fuller to issue any shares or securities convertible into its shares at the date of this agreement other than specifically set forth herein, and there shall not be any others on the Closing Date.

       I.  Knight Fuller has no notes, mortgages or other obligations and agreements and instruments for or relating to any borrowing effected by Knight Fuller, or to which any properties or assets of Knight Fuller is subject, no leases and similar agreements under which Knight Fuller is currently subject, and no contracts, agreements, and other instruments material to the conduct of Knight Fuller’s business.  There are no current claims or liabilities against Knight Fuller, nor are any anticipated.  As of the closing, Knight Fuller shall have no net liabilities.

       J.  The execution, delivery and performance of this agreement by Knight Fuller  does not require the consent, waiver, approval, license or authorizations of any person or public authority which has not been obtained, does not violate, with or without the giving of notice or the passage of time or both, any law applicable to Knight Fuller, and does not conflict with or result in a breach or termination of any provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of Knight Fuller, except as provided herein.

       K.  Knight Fuller has complied with all laws, ordinances, regulations and orders which      have application to its business, the violation of which might have a material adverse effect on its financial condition or results of operations, and possesses all governmental licenses and permits material to and necessary for the conduct of its business, the absence of which might have a material adverse effect on their respective financial condition or results of operations.

All such licenses and permits are in full force and effect, no violations are or have been recorded in respect of any such licenses or permits, and no proceeding is pending or threatened to revoke or limit any such licenses or permits.

       L.  To the best of Knight Fuller’s knowledge, there are no actions, suits, and proceedings pending or threatened against or affecting Knight Fuller  or its respective properties, business, or subsidiaries, at law or in equity and before or by any federal, state or other governmental body or any arbitration board, domestic or foreign. Knight Fuller has no knowledge or notice of, any grounds for any other action, suit or proceeding.

       M.   To the best of its knowledge, Knight Fuller has no material outstanding payables.

       N.  Knight Fuller understands that (A) the PayCell shares to be issued hereunder have not been registered under the Securities Act of 1933 (the “Securities Act”), nor qualified under the securities laws of any other jurisdiction, (B) the PayCell shares constitute "restricted securities" for purposes of the Securities Act, (C) there are restrictions on reselling of the PayCell shares unless they subsequently are registered under the Securities Act and qualified under applicable state securities laws, unless Buyer determines that exemptions from such registration and qualification requirements are available.

       O.   The PayCell shares to be acquired by Knight Fuller pursuant to this Agreement will be acquired for Knight Fuller’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and will not be disposed of in violation of the Securities Act or any applicable state securities laws.

       P.

Knight Fuller is an "accredited investor" within the meaning of Regulation D under the Securities Act.  Knight Fuller has reviewed all of the available information regarding the financial condition of PayCell, Inc.

       7.  CLOSING

 Concurrently with the Closing, Knight Fuller shall deliver a resolution of its board of directors approving the transaction and evidence of issuance of certificates representing the 10,000,000 shares of common stock to Celtron, and PayCell and Celtron shall submit resolutions of their respective boards of directors and evidence of the issuance of all of PayCell’s issued and outstanding shares of its common stock to Knight Fuller. The closing shall occur at the offices of PayCell, in Beverly Hills, California, on or before September 15, 2004, and shall be deemed to have closed upon the execution of the resolution issuing the shares.

       8.  NOTICES

Any notices called for in this agreement shall be effective upon personal service or upon service by first class mail, postage prepaid, to the parties at such addresses to be designated by the parties in writing.

       9.    MISCELLANEOUS PROVISIONS:

This agreement shall be construed in accordance with the laws of the State of California.

This agreement shall be binding upon and shall inure to the benefit of the parties hereto, their beneficiaries, heirs, representatives, assigns, and all other successors in interest.

Each of the parties shall execute any and all documents required to be executed and perform all acts required to be performed in order to effectuate the terms of this agreement.

This agreement contains all of the agreements and understandings of the parties hereto with respect to the matters referred to herein, and no prior agreement or understanding pertaining to any such matters shall be effective for any purpose.

Each of the parties hereto has agreed to the use of the particular language of the provisions of this Agreement, and any question of doubtful interpretation shall not be resolved by any rule of interpretation against the party who causes the uncertainty to exist or against the draftsman.

This agreement may not be superseded, amended or added to except by an agreement in writing, signed by the parties hereto, or their respective successors-in-interest.

Any waiver of any provision of this agreement shall not be deemed a waiver of such provision as to any prior or subsequent breach of the same provision or any other breach of any other provision of this agreement.

If any provision of this agreement is held, by a court of competent jurisdiction, to be invalid, or unenforceable, said provisions shall be deemed deleted, and neither such provision, its severance or deletion shall affect the validity of the remaining provisions of this agreement, which shall, nevertheless, continue in full force and effect.

The parties may execute this agreement in two or more counterparts, each of which shall be signed by all of the parties; and each such counterpart shall be deemed an original instrument as against any party who has signed it.

The parties shall use their reasonable best efforts to obtain the consent of all necessary persons and agencies to the transfer of shares provided for in this agreement.

IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first above written.

Knight Fuller, Inc.

By:

/s/ Stephen Hallock

______________________________

Stephen Hallock,

Chief Executive Officer

Celtron International, Inc.

By:

/s/ Allen Harington

__________________________

Allan Harington , President

Paycell, Inc.

By:

/s/ Bruce A. Brown

________________________

Bruce A. Brown, C.E.O.

SCHEDULE 1

The Technologies and products relative to this agreement are:

Mobile Commerce, a mobile based commerce solution enabling merchants to process credit card and check payments by cellular telephone (CreditMobile)

MobileCredit technology, utilizing wireless Internet Gateway technology residing on cellular telephone SIM card.

Payment Gateway technology for online facilities which allow processing of credit card transactions

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